UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 09, 2015

BIOMARIN PHARMACEUTICAL INC.

BIOMARIN PHARMACEUTICAL INC. 770 LINDARO ST SAN RAFAEL, CA 94901

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 10, 2015
Date: June 09, 2015 Time: 9:00 AM PDT
Location: Le Meridien Hotel
333 Battery Street San Francisco, CA 94111

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. related Notice & Proxy Statement 2. Form 10-K 3. CEO Stockholder Letter
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors
Nominees
01 Jean-Jacques Bienaimé	02 Michael Grey	03 Elaine J. Heron	04 Pierre Lapalme	05 V. Bryan Lawlis
06 Richard A. Meier	07 Alan J. Lewis	08 William D. Young	09 Kenneth M. Bate	10 Dennis J. Slamon

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2	To approve an amendment to BioMarin’s Amended and Restated 2006 Share Incentive Plan.

3	To vote on an advisory basis to approve the compensation of BioMarin’s Named Executive Officers, as disclosed in its Proxy Statement.

4	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2015.
The Board of Directors recommends you vote AGAINST the following proposal:

5	To vote upon a stockholder proposal relating to sustainability reporting, if properly presented at the meeting.
NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any adjournment thereof.